Filed Pursuant to Rule 497(e)
1933 Act File No. 333-114371
1940 Act File No. 811-21556

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Perritt MicroCap Opportunities Fund	Perritt Ultra MicroCap Fund
(Ticker Symbol: PRCGX)	(Ticker Symbol: PREOX)

PROSPECTUS

This Prospectus is being supplemented to reflect the fact that effective as of April 30, 2012 the Perritt Emerging Opportunities Fund has changed its name to Perritt Ultra MicroCap Fund.  The supplemented Prospectus does not modify or update the disclosures in the original Prospectus in any other way.

The Perritt MicroCap Opportunities Fund
is a no load mutual fund that seeks long-term capital appreciation by investing mainly in common stocks of companies with market capitalizations that are below $500 million at the time of initial purchase.  In view of this, the Perritt MicroCap Opportunities Fund may be subject to above-average risk.

The Perritt Ultra MicroCap Fund
is a no load mutual fund that seeks long-term capital appreciation by investing mainly in common stocks of companies with market capitalizations that are below $300 million at the time of initial purchase.  In view of this, the Perritt Ultra MicroCap Fund may be subject to above-average risk.

Please read this Prospectus, paying particular attention to the risks involved, and keep it for further reference.  It contains important information about the Funds, their investments and the services they offer to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Perritt MicroCap Opportunities Fund 300 South Wacker Drive Suite 2880 Chicago, Illinois 60606	or	Perritt Ultra MicroCap Fund 300 South Wacker Drive Suite 2880 Chicago, Illinois 60606

To request a Fund’s current Prospectus, call:  (800) 332-8936
To request a Fund’s current Statement of Additional Information, call:  (800) 332-8936
Website: www.perrittmutualfunds.com

Prospectus
February 29, 2012
(as supplemented on April 30, 2012)

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Summary Section

Perritt MicroCap Opportunities Fund

Investment Objective:
The Perritt MicroCap Opportunities Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund:
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None
Redemption Fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.23%
Total Annual Fund Operating Expenses	1.23%
(1)
“Other Expenses” includes Acquired Fund Fees and Expenses, which are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds.  The Total Annual Fund Operating Expenses for the Fund in the table above differs from the Ratio of Net Expenses to Average Net Assets in the “Financial Highlights” section of the statutory prospectus because the audited information in the “Financial Highlights” reflects the Fund’s operating expenses and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$125	$390	$676	$1,489

Portfolio Turnover
The Fund pays transaction costs, such as commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 25.4% of the average value of its portfolio.

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Principal Investment Strategies: The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of United States companies with market capitalizations that are below $500 million at the time of initial purchase, which the Fund’s investment adviser refers to as “micro-cap” companies. The Fund invests in both value-priced and aggressive growth stocks.  Generally, the Fund’s investment adviser seeks to invest in companies with the following attributes:
•	Have demonstrated above-average growth in revenues and/or earnings;
•	Possess relatively low levels of long-term debt;
•	Have a high percentage of their shares owned by company management; and
•	Possess modest price-to-sales ratios and price-to-earnings ratios that are below their long-term annual growth rate.

At times, the Fund may invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring, and companies involved in large share repurchase programs.

Although the Fund seeks long-term capital appreciation, stocks may be sold in the short-term for several reasons.  These include:  (1) a company’s market capitalization grows beyond $1.5 billion; (2) a company’s financial condition deteriorates to the point that the Fund’s investment adviser believes that the company’s long-term growth prospects may be impaired; (3) a company receives a purchase offer from another company; or (4) a company’s price-to-sales ratio or price-to-earnings ratio expands to the point that the Fund’s investment adviser believes the company’s stock is significantly overvalued.

Generally, the Fund’s portfolio contains 150 to 200 stocks. The Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation.

Principal Risks: There is a risk that you could lose all or a portion of your money on your investment in the Fund.  This risk may increase during times of significant market volatility.  The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals:

•
Common Stocks: Common stocks occupy the most junior position in a company’s capital structure.  Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.  Therefore, the price of common stocks may decline for a number of reasons.  The price declines may be steep, sudden and/or prolonged.

•
Micro-Cap & Small Capitalization Companies:  Micro-cap and small capitalization companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies.  Generally, the share prices of stocks of micro-cap and small capitalization companies are more volatile than those of larger capitalization companies.  Thus, the Fund’s share price may increase and decrease by a greater percentage than the share prices of funds that invest in the stocks of large capitalization companies.  Also, the returns of micro-cap and small capitalization company stocks may vary, sometimes significantly, from the returns of the overall market.  In addition, micro-cap and small capitalization company stocks tend to perform poorly during times of economic stress.  Relative to large capitalization company stocks, the stocks of micro-cap and small capitalization companies are thinly traded, and purchases and sales may result in higher transactions costs.  For these reasons, the Fund is a suitable investment for only that part of an investor’s capital that can be exposed to above-average risk.

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•
Market Risk:  The Fund may be exposed to “market risk.”  Market risk is the risk that stocks may decline significantly in price over short or extended periods of time.  Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market.

•	Manager Risk: The Fund may lose money if the Fund’s investment strategy does not achieve the Fund’s objective or the Fund’s investment adviser does not implement the strategy properly.

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of the Russell 2000® Index and the Russell Microcap® Index.  Updated performance information is available on the Fund’s website at www.perrittmutualfunds.com or by calling the Fund toll-free at 1-800-332-3133. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Perritt  MicroCap Opportunities  Fund

Year-by-Year Total Returns as of December 31
During the ten year period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Highest Quarterly Return	Lowest Quarterly Return
39.48% (June 30, 2009)	-33.21% (December 31, 2008)

Average Annual Total Returns For the Periods Ended December 31, 2011

	One Year	5 Years	10 Years	Since Inception (4/11/1988)
Perritt MicroCap Opportunities Fund
Return Before Taxes	-13.01%	-1.64%	8.71%	8.69%
Return After Taxes on Distributions	-13.01%	-2.13%	7.99%	7.41%
Return After Taxes on Distributions and Sale of Fund Shares	-8.46%	-1.38%	7.61%	7.17%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	-4.18%	0.15%	5.62%	8.70%
Russell Microcap® Index (reflects no deduction for fees, expenses, or taxes)	-9.28%	-3.75%	4.63%	N/A

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After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the Fund’s other return figures.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Management:

Investment Adviser: Perritt Capital Management, Inc. is the investment adviser (Adviser) for the Fund.

Portfolio Manager: Michael Corbett is responsible for the day-to-day management of the Fund’s portfolio.  Mr. Corbett is President of the Adviser and has served as Portfolio Manager of the Fund since 1996.

Purchase and Sale of Fund Shares: You may purchase or redeem Fund shares on any business day by written request via mail (Perritt MicroCap Opportunities Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-800-332-3133, or through a financial intermediary.  You may also purchase or redeem additional Fund shares through the Internet at www.perrittmutualfunds.com.  Transactions will only occur on days the New York Stock Exchange is open.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares.  The following are the minimum investment requirements for investing in the Fund:

Initial Purchase:	$1,000
Additional Purchase:	$ 50
Automatic Investment Plan:	$ 50
Individual Retirement Account:	$ 250
Tax Deferred Retirement Account:	$ 250
Uniform Gift to Minors Act:	$ 250
Dividend Reinvestment:	None

Tax Information: The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Perritt  Ultra MicroCap  Fund

Investment Objective: The Perritt Ultra MicroCap Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund: The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None
Redemption Fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.41%
Total Annual Fund Operating Expenses	1.66%
(1)
“Other Expenses” includes Acquired Fund Fees and Expenses, which are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds.  The Total Annual Fund Operating Expenses for the Fund in the table above differs from the Ratio of Net Expenses to Average Net Assets in the “Financial Highlights” section of the statutory prospectus because the audited information in the “Financial Highlights” reflects the Fund’s operating expenses and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$169	$523	$902	$1,965

Portfolio Turnover
The Fund pays transaction costs, such as commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 17.9% of the average value of its portfolio.

Principal Investment Strategies:  The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of United States companies with market capitalizations that are below $300 million at the time of initial purchase, which the Fund’s investment adviser refers to as “micro-cap” companies.  The micro-cap companies in which the Fund may invest include “early stage” micro-cap companies, which are companies that are in a relatively early stage of development with market capitalizations that are below $50 million.

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Micro-cap companies represent the smallest sector of public companies based on market capitalization.  Normally, the micro-cap companies in which the Fund invests are in their earliest stages of public development and may offer unique products, services or technologies or may serve special or rapidly expanding niches.

The Fund’s investment adviser uses a “bottom-up” approach of fundamental analysis to look for individual companies that the adviser believes offer significant potential for stock price appreciation.  In addition, the adviser seeks to invest in companies with the following attributes:
•	Have a high percentage of their shares owned by company management;
•	Possess relatively low levels of long-term debt;
•	Have a potential for above-average growth in revenues and/or earnings; and
•	Possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values.

At times, the Fund’s portfolio may contain the shares of unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets.

Although the Fund seeks long-term capital appreciation, stocks may be sold in the short-term for several reasons.  These include: (1) a company’s size has expanded beyond the point where it can no longer be considered to be a small capitalization company; (2) a company’s financial condition deteriorates to the point that, in the opinion of the Fund’s investment adviser, the company’s future growth prospects are impaired; (3) a company’s valuation multiples such as price-to-sales ratio, price-to-earnings ratio, or price-to-book value ratio expand to the point that the Fund’s investment adviser believes the company’s stock is significantly overvalued; or (4) when the Fund’s investment adviser believes that another stock has better investment potential.

The  Ultra MicroCap  Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation.

Principal Risks: There is a risk that you could lose all or a portion of your money on your investment in the Fund.  This risk may increase during times of significant market volatility.  The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals:

•
Common Stocks: Common stocks occupy the most junior position in a company’s capital structure.  Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.  Therefore, the price of common stocks may decline for a number of reasons.  The price declines may be steep, sudden and/or prolonged.

•
Micro-Cap & Small Capitalization Companies:  Micro-cap and small capitalization companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies.  Generally, the share prices of stocks of micro-cap and small capitalization companies are more volatile than those of larger capitalization companies.  Thus, the Fund’s share price may increase and decrease by a greater percentage than the share prices of funds that invest in the stocks of large capitalization companies.  Also, the returns of micro-cap and small capitalization company stocks may vary, sometimes significantly, from the returns of the overall market.  In addition, micro-cap and small capitalization company stocks tend to perform poorly during times of economic stress.  Relative to large capitalization company stocks, the stocks of micro-cap and small capitalization companies are thinly traded, and purchases and sales may result in higher transactions costs.  For these reasons, the Fund is a suitable investment for only that part of an investor’s capital that can be exposed to above-average risk.

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•
Early Stage Companies:  Early stage companies are subject to the same risks as micro-cap companies.  In addition, they may not be profitable initially and there is no guarantee that they will become profitable or be able to obtain necessary financing.  They may rely on untested business plans.  Early stage companies may not be successful in developing markets for their products and services.  They may remain an insignificant part of their industry.  They may be illiquid or may not be publicly traded.  Investments in early stage companies tend to be more volatile and somewhat more speculative than investments in more established companies.

•
Market Risk:  The Fund may be exposed to “market risk.”  Market risk is the risk that stocks may decline significantly in price over short or extended periods of time.  Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market.

•	Manager Risk: The Fund may lose money if the Fund’s investment strategy does not achieve the Fund’s objective or the Fund’s investment adviser does not implement the strategy properly.

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of the Russell 2000® Index and the Russell Microcap® Index.  Updated performance information is available on the Fund’s website at www.perrittmutualfunds.com or by calling the Fund toll-free at 1-800-332-3133. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Perritt   Ultra MicroCap  Fund

Year-by-Year Total Returns as of December 31
During the seven year period shown on the bar chart, the Fund’s best and worst quarters are shown below:

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Highest Quarterly Return	Lowest Quarterly Return
35.41% (June 30, 2009)	-37.40% (December 31, 2008)

Average Annual Total Returns For the Periods Ended December 31, 2011
	One Year	5 Years	Since Inception (8/30/2004)
Perritt Ultra MicroCap Fund
Return Before Taxes	-13.42%	-3.49%	3.29%
Return After Taxes on Distributions	-13.42%	-3.99%	2.73%
Return After Taxes on Distributions and Sale of Fund Shares	-8.72%	-3.05%	2.72%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	-4.18%	0.15%	5.67%
Russell Microcap® Index (reflects no deductions for fees, expenses or taxes)	-9.28%	-3.75%	2.47%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the Fund’s other return figures.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Management:

Investment Adviser: Perritt Capital Management, Inc. is the investment adviser (Adviser) for the Fund.

Portfolio Manager: Michael Corbett is responsible for the day-to-day management of the Fund’s portfolio.  Mr. Corbett is President of the Adviser and has served as Portfolio Manager of the Fund since the Fund’s inception in 2004.

Purchase and Sale of Fund Shares: You may purchase or redeem Fund shares on any business day by written request via mail (Perritt Ultra MicroCap Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-800-332-3133, or through a financial intermediary.  You may also purchase or redeem additional Fund shares through the Internet at www.perrittmutualfunds.com.  Transactions will only occur on days the New York Stock Exchange is open.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares.  The following are the minimum investment requirements for investing in the Fund:

Initial Purchase:	$1,000
Additional Purchase:	$ 50
Automatic Investment Plan:	$ 50
Individual Retirement Account:	$ 250
Tax Deferred Retirement Account:	$ 250
Uniform Gift to Minors Act:	$ 250
Dividend Reinvestment:	None

Tax Information: The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

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Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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More Information About the Funds’ Investment Strategies
and Disclosure of Portfolio Holdings

Investment Objective and Strategies

The Funds’ investment objective of long-term capital appreciation is a non-fundamental policy and may be changed without obtaining shareholder approval.  Please remember that an investment objective is not a guarantee.  An investment in the Funds might not appreciate and investors may lose money.

Perritt MicroCap Opportunities Fund

Perrit MicroCap Opportunities Fund (the “MicroCap Fund”) has a non-fundamental policy to normally invest at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of United States companies with market capitalizations that are below $500 million at the time of initial purchase.  If the MicroCap Fund decides to change this policy, it will provide at least a sixty (60) day written notice of its decision to shareholders.

Principal Investment Strategies

The MicroCap Fund normally invests in common stocks of companies with market capitalizations (share price multiplied by number of shares outstanding) below $500 million at the time of initial purchase.  The current income return of the MicroCap Fund is expected to be low (or non-existent) because micro-cap and small capitalization companies frequently need to retain all or most of their profits to finance growth.

Buying Stocks.  When selecting stocks for the MicroCap Fund’s portfolio, the Fund’s investment adviser, Perritt Capital Management, Inc. (the “Adviser”), utilizes a computer database of approximately 10,000 nationally traded companies.  This list is initially narrowed to the stocks of companies with market capitalizations less than $500 million.   This process reduces the investment universe to approximately 3,000 companies.  Stocks meeting these general selection criteria are subjected to a proprietary nine-step scoring system based on an analysis of both the company’s balance sheet and income statement.  Stocks selected for purchase will generally possess above-average scores generated by this system.

The MicroCap Fund’s portfolio generally contains both “growth” and “value” stocks.  Growth stocks are those of companies with annual revenue and earnings growth rates that are more than twice that of the growth rate of the U.S. economy.  These stocks generally are priced at relatively high multiples of revenues, earnings, and book values.  Value stocks, on the other hand, are considered to be those that possess price-earnings multiples below their expected annual growth rates and/or a price-to-revenues ratio that is below 1.0.

Under normal circumstances the MicroCap Fund seeks to keep its annual portfolio turnover ratio under 50%.  The annual portfolio turnover ratio indicates changes in the MicroCap Fund’s portfolio.  For instance, a rate of 100% would result if all the securities in the portfolio at the beginning of an annual period had been replaced by the end of the period.  The MicroCap Fund’s average security holding period can be approximated by taking the reciprocal of its turnover ratio.  For example, a portfolio turnover ratio of 50% would indicate an approximate security holding period of two years.  During the last five fiscal years, the MicroCap Fund’s annual portfolio turnover rate has averaged 29.5%.

Selling Stocks.  The MicroCap Fund diversifies its investments.  It will normally own 150 to 200 stocks of companies operating in a number of industries.  At the time of purchase, an investment in the stock of a single company will rarely exceed 3% of the MicroCap Fund’s assets.  Stocks periodically will be sold for several reasons.  These include: (1) a company’s market capitalization grows beyond $1.5 billion; (2) a company’s financial condition deteriorates to the point that the Adviser believes that the company’s long-term growth prospects may be impaired; (3) a company receives a purchase offer from another company; or (4) a company’s price-to-sales ratio or price-to-earnings ratio expands to the point that the Adviser believes the company’s stock is significantly overvalued.

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Non-Principal Investment Strategies

The MicroCap Fund may take temporary defensive positions in response to adverse market, economic, political or other conditions.  This means the MicroCap Fund will invest in money market instruments (like U.S. Treasury Bills or commercial paper).  The MicroCap Fund may not achieve its investment objective when it takes a temporary defensive position.  When the MicroCap Fund is not taking a temporary defensive position, it may hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

Perritt Ultra MicroCap Fund

Perritt Ultra MicroCap Fund (the “ Ultra MicroCap Fund”) has a non-fundamental policy to normally invest at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of United States companies with market capitalizations that are below $300 million at the time of initial purchase.  If the  Ultra MicroCap  Fund decides to change this policy, it will provide at least a sixty (60) day written notice of its decision to shareholders.

Principal Investment Strategies

Micro-cap companies represent the smallest sector of public companies based on market capitalization.  Normally, the micro-cap companies in which the Ultra MicroCap Fund invests are in their earliest stages of public development and may offer unique products, services or technologies or may serve special or rapidly expanding niches.

The Adviser uses fundamental analysis to look for stocks of micro-cap companies that appear to have the potential for more rapid price appreciation than other micro-cap stocks and the overall stock market in general.  The Adviser uses a “bottom-up” approach of fundamental analysis when selecting investments for the Ultra MicroCap  Fund.  This means the Adviser bases investment decisions on company specific factors, not general economic conditions.

Buying Stocks.  The research process includes prescreening potential investments, using databases and industry contacts, analyzing annual reports and financial statements, making onsite visits and meeting with top management.  Stocks meeting the Ultra MicroCap Fund’s general selection criteria are subjected to a proprietary nine-step scoring system based on analysis of both the company’s balance sheet and income statement.  Stocks selected for purchase will generally possess above-average scores generated by this system.  In general, the Adviser focuses on very small companies based on their market capitalizations.  Investors should expect the Ultra MicroCap Fund’s portfolio to be diversified among a large number of stocks drawn from several industries.

Although it seeks to invest for the long term, the Ultra MicroCap Fund retains the right to sell securities irrespective of how long they have been held.  It is expected, though not assured, that the annual portfolio turnover rate of the Ultra MicroCap Fund will not typically exceed 100%.  A turnover rate of 100% would occur, for example, if all of the Ultra MicroCap Fund’s securities were replaced within one year.  A turnover rate of 100% or more would result in the Ultra MicroCap Fund incurring more transaction costs such as mark-ups or mark-downs.  Payment of these transaction costs could reduce the Ultra MicroCap Fund’s total return.  High portfolio turnover could also result in the payment by Ultra MicroCap Fund shareholders of increased taxes on realized gains.  During the last five fiscal years, the Ultra MicroCap Fund’s annual portfolio turnover rate has averaged 22.8%.

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Selling Stocks.  Although the Ultra MicroCap Fund seeks long-term capital appreciation, stocks may be sold in the short-term for several reasons.  These include: (1) a company’s size has expanded beyond the point where it can no longer be considered to be a small capitalization company; (2) a company’s financial condition deteriorates to the point that, in the opinion of the Ultra MicroCap Fund’s investment adviser, the company’s future growth prospects are impaired; (3) a company’s valuation multiples such as price-to-sales ratio, price-to-earnings ratio, or price-to-book value ratio expand to the point that the Ultra MicroCap Fund’s investment adviser believes the company’s stock is significantly overvalued; or (4) when the Ultra MicroCap Fund’s investment adviser believes that another stock has better investment potential.

Non-Principal Investment Strategies

Ordinarily, the Adviser intends to keep the portfolio fully invested in micro-cap stocks.  However, the Ultra MicroCap Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions.  In such circumstances the Ultra MicroCap Fund may invest in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements).  The Ultra MicroCap Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value.  When the Ultra MicroCap Fund is not taking a temporary defensive position, it may hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.  The Ultra MicroCap Fund may not invest more than 20% of its assets in cash and money market instruments when it is not taking a temporary defensive position.

The Ultra MicroCap Fund may purchase shares of exchange-traded funds (“ETFs”).  All ETFs are investment companies that are bought and sold on a securities exchange.  Most ETFs represent a fixed portfolio of securities designed to track a particular market index.  Typically, the Ultra MicroCap Fund would purchase ETF shares to increase its equity exposure to all or a portion of the stock market while maintaining flexibility to meet the liquidity needs of the Ultra MicroCap Fund.  The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities in which they invest, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its net asset value.  ETFs also have management fees that are part of their costs, and the Ultra MicroCap Fund will indirectly bear its proportionate share of these costs.  Generally, the Ultra MicroCap Fund will purchase shares of ETFs having the characteristics of the types of common stocks in which the Ultra MicroCap Fund typically invests.  If greater liquidity is desired, then the Ultra MicroCap Fund may purchase shares of ETFs designed to track the price performance and dividend yield of the Standard & Poor’s 500® Index (S&P 500®) and the Standard & Poor’s® 400 MidCap Index.  Subject to certain exceptions, the Ultra MicroCap Fund currently may not own in the aggregate (a) more than 3% of the total voting stock of any one ETF that is a registered investment company; (b) securities issued by an ETF that is a registered investment company having an aggregate value in excess of 5% of the Ultra MicroCap Fund’s total assets; or (c) securities issued by an ETF that is a registered investment company and any other investment company (whether or not registered) having an aggregate value in excess of 10% of the Ultra MicroCap Fund’s total assets.

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Redemption Fee

The Funds are designed for investors with a long-term investment perspective and are not suitable for investors who attempt to profit from short-term market swings.  In fact, the Funds assess a 2% redemption fee for shares held ninety (90) days or less in an attempt to deter “market timing” investors from investing in the Funds.  See the disclosure under the heading “Redeeming Shares - Frequent Purchases and Redemptions of Fund Shares” for a more detailed discussion of the redemption fee.  The Funds are also not a suitable investment for investors who cannot accept the relatively high portfolio volatility and other risks associated with investing in stocks of micro-cap and small capitalization companies.  Furthermore, there is no assurance that the objectives of the Funds will be realized or that any income will be earned.  Since the Funds’ share price may fall below the initial purchase price, investors in the Funds may lose a portion of their investment capital.

Disclosure of Portfolio Holdings of the Funds

Each Fund’s Statement of Additional Information (“SAI”), both of which are incorporated by reference into this Prospectus, contains a description of that Fund’s policies and procedures regarding disclosure of the Fund’s portfolio holdings.

Management of the Funds

Perritt Capital Management, Inc. serves as each Fund’s investment adviser.  The Adviser is located at 300 South Wacker Drive, Suite 2880, Chicago, Illinois 60606.  The Adviser was incorporated as an Illinois corporation on July 8, 1987 and has been the Funds’ only investment adviser. The Adviser is a wholly owned subsidiary of Investment Information Services, Inc. (“IIS”).  IIS was organized in 1983.   As of December 31, 2011, the Adviser had approximately $458 million in assets under management.

As the investment adviser to the Funds, the Adviser manages the investment portfolio for each Fund.  It makes the decisions as to which securities to buy and which to sell.  Under an Investment Advisory Agreement for the MicroCap Fund, the MicroCap Fund pays the Adviser a monthly investment advisory fee at the annual rate of 1.00% of its average daily net assets.  Under an Investment Advisory Agreement for the  Ultra MicroCap  Fund, the Ultra MicroCap Fund pays the Adviser an annual investment advisory fee equal to 1.25% of its average daily net assets less than or equal to $100 million; 1.00% with respect to average daily net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to average daily net assets in excess of $200 million (the fee paid for the fiscal year ended October 31, 2011 was 1.25%).

A discussion regarding the basis for the Board of Directors approval of the Investment Advisory Agreement for each of the Funds is available in the Funds’ Semi-Annual Report to shareholders for the most recent period ended April 30.

Michael Corbett is responsible for the day-to-day management of the MicroCap Fund’s portfolio and the Ultra MicroCap Fund’s portfolio.  Mr. Corbett joined the Adviser in 1990 as a research analyst and is currently President of the Adviser.  Mr. Corbett obtained a B.S. degree from DePaul University.  Mr. Corbett has been a Portfolio Manager for the MicroCap Fund since 1996, and for the Ultra MicroCap Fund since its inception in 2004.

Each Fund’s SAI provides additional information about the compensation of the Funds’ portfolio manager, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares of the Funds.

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Share Prices of the Funds

The price at which investors purchase shares of the Funds and at which shareholders redeem shares of the Funds is called the net asset value (“NAV”).  The Funds normally calculate their NAV as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day the NYSE is open for trading.  The NYSE is closed on national holidays, Good Friday and weekends.  The Funds calculate their NAVs based on the market prices of the securities (other than money market instruments) they hold unless market quotations are not readily available, or are deemed unreliable, or other circumstances require fair valuing the securities (as discussed below).

Securities and other assets for which market quotations are not readily available or are deemed unreliable are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Funds’ Board of Directors.  The Funds value money market instruments that they hold with remaining maturities of less than sixty (60) days at their amortized cost.  As the Funds invest primarily in micro-cap and small capitalization companies, other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities (only the Ultra MicroCap Fund may invest in illiquid securities), including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended.  Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.  There can be no assurance that either Fund could obtain the fair value assigned to a security if it were to sell such security at approximately the same time at which either Fund determines its NAV per share.

The Funds will process purchase orders and redemption orders that they receive in good order prior to the close of regular trading on a day that the NYSE is open at the NAV determined later that day.  The Funds will process purchase orders and redemption orders that they receive in good order after the close of regular trading at the NAV calculated on the next day the NYSE is open.  A purchase order or redemption request is in “good order” when a Fund or your servicing agent receives properly completed and signed documents.

Purchasing Shares

How to Open an Account and Make Purchases by Mail and Wire

1.	Read this Prospectus very carefully before you invest.

2.	Share purchase applications can be obtained by calling 1-800-332-3133, or by visiting the Funds’ website at www.perrittmutualfunds.com.

3.	Determine how much you want to invest keeping in mind the following minimums:

Minimum Investment Requirements

Initial Purchase:	$1,000
Additional Purchase:	$ 50

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Minimum Investment Requirements

Automatic Investment Plan:	$ 50
Individual Retirement Account:	$ 250
Tax Deferred Retirement Account:	$ 250
Uniform Gift to Minors Act:	$ 250
Dividend Reinvestment:	None

The Funds may change minimum investment requirements at any time.

4.
The Funds will not accept payment in cash or money orders.  The Funds do not accept payment by cashier’s check in amounts less than $10,000.  Also, to prevent check fraud, the Funds will not accept third party checks, U. S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  As applicable, make your check payable to “Perritt MicroCap Opportunities Fund,” “Perritt Ultra MicroCap Fund” or “U.S. Bancorp Fund Services, LLC” as the Funds’ agent.  All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars.  The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent, will charge a $25 service fee when a check is returned.  The shareholder will also be responsible for any losses suffered by the Funds as a result.  The Funds may redeem shares you own as reimbursement for any such losses.  The Funds reserve the right to reject any purchase order for Fund shares.

5.	Mail the application and check to:

By First Class Mail

Perritt MicroCap Opportunities Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53202-0701	or	Perritt Ultra MicroCap Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53202-0701

By Overnight or Express Mail

Perritt MicroCap Opportunities Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202-5207	or	Perritt Ultra MicroCap Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202-5207

Please do not mail letters by overnight delivery service to the Post Office Box address.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.

By Wire

6.
If you are making your first investment in the Funds by wire, please call 1-800-332-8936 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery or facsimile.  You can mail or overnight deliver your completed application to the transfer agent.  Upon receipt of your completed application, an account will be established for you.  The account number assigned will be required as part of the instruction that should be given to your bank to send the wire.  Your bank must include the name of the Fund, and your name and account number so that monies can be correctly applied.  Your bank should transmit funds by wire to:

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U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI  53202
ABA #075000022
Credit:  U.S. Bancorp Fund Services, LLC
Account #112-952-137

Further Credit:	Perritt MicroCap Opportunities Fund or
Perritt Ultra MicroCap Fund
(shareholder name and account number)

Subsequent Investments by Wire

7.	Please call 1-800-332-8936 before you wire funds in order to advise the transfer agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Please remember that U.S. Bank N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same day pricing.  The Funds and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Purchases Through Financial Service Agents

Some broker-dealers may sell shares of the Funds.  These broker-dealers may charge investors a fee either at the time of purchase or redemption.  The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser.

The Funds and/or the Adviser may enter into agreements with broker-dealers, financial institutions or other service providers (collectively, “Servicing Agents” and each a “Servicing Agent”), such as Charles Schwab & Co., Inc. and TD Ameritrade, that may include the Funds as investment alternatives in the programs they offer or administer.  Servicing Agents may:

•
Become shareholders of record of the Funds.  This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent.  This also means that purchases made through Servicing Agents are not subject to the Funds’ minimum investment requirements.

•	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

•
Charge their customers fees for the services they provide.  Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate the Servicing Agent for the services provided to their customers.  Such payments may provide incentives for Servicing Agents to make shares of the Funds available to their customers, and may allow the Funds greater access to such Servicing Agents and their customers than would be the case if no payments were made.

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•
Be allowed to purchase shares by telephone with payment to follow the next day.  If the telephone purchase is made prior to the close of regular trading on the NYSE, it will receive the same day pricing.

•
Be authorized to accept purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on the Funds’ behalf).  If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern time will receive that day’s NAV, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern time will receive the next day’s NAV.

If you decide to purchase shares through a Servicing Agent, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus.  Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with the Funds.  When you purchase shares of a Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with that Fund on a timely basis.  If the Servicing Agent does not place your order on a timely basis, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, the Servicing Agent may be held liable for any resulting fees or losses.

How to make Subsequent Investments in the Funds

Mail or Wire

To make a subsequent investment in a Fund, see the instructions above under “How to Open an Account and Make Purchases by Mail and Wire.”

Automatic Investment Plan

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”).  The AIP provides a convenient method to have monies deducted from your bank account, for investment into a Fund, on a monthly or quarterly basis.  In order to participate in the AIP, each purchase must be in the amount of $50 or more, and your financial institution must be a member of the Automated Clearing House (“ACH”) network.  If your bank rejects your payment, the Funds’ transfer agent will charge a $25 fee to your account.  To begin participating in the AIP, please complete the Automatic Investment Plan section on your application or call the Funds’ transfer agent at 1-800-332-3133.  Any request to change or terminate your AIP should be submitted to the transfer agent five (5) days prior to the effective date.

Telephone Purchases

The telephone purchase option may not be used for initial purchases of the Funds’ shares, but may be used for subsequent purchases.  The telephone purchase option allows you to make subsequent investments directly from a bank checking or savings account.  To establish the telephone purchase option for your account, complete the appropriate section in the Purchase Application.  Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  This option will become effective approximately 15 business days after the application form is received by the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC.  To have Fund shares purchased at the net asset value determined at the close of regular trading on a given date, U.S. Bancorp Fund Services, LLC must receive your purchase order prior to the close of regular trading on such date.  Most transfers are completed within one business day.  Telephone purchases may be made by calling 1-800-332-8936.  Once a telephone transaction has been placed, it cannot be canceled or modified.

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If you have already opened an account, you may request this option by sending U.S. Bancorp Fund Services, LLC the “Telephone Option” form available on the Funds’ website (www.perrittfunds.com).  If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

Internet Purchases

After your account is established, you may set up a password by logging onto the Funds’ website (www.perrittfunds.com).  This will enable you to purchase shares by having the purchase amount deducted from your bank account by electronic funds transfer via the ACH network.  Please make sure that your Fund account is set up with bank account instructions and that your bank is an ACH member.  You must have indicated on your application that telephone transactions are authorized and also have provided a voided check with which to establish your bank account instructions in order to complete Internet transactions.

For transactions conducted over the Internet, we recommend the use of a secure Internet browser.  In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.  If an account has more than one owner or authorized person, the Funds will accept Internet instructions from any one owner or authorized person.

Telephone and Electronic Transactions

During periods of high market activity, shareholders may encounter higher than usual call waits.  Further, it may be difficult to reach the Funds by telephone or via the Internet during periods of unusual market activity.  Please allow sufficient time to place your telephone transaction.  If you are unable to reach a representative by telephone, you may have to send written instructions.

Neither the Funds nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone or Internet transactions that they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the instructions, but may be liable for unauthorized transactions if they fail to follow such procedures.  These procedures include requiring some form of personal identification or personalized security codes or other information prior to acting upon the telephone or Internet instructions and recording all telephone calls.

Once a telephone or Internet transaction has been placed, it cannot be canceled or modified.

Other Information about Purchasing Shares of the Funds

Each Fund may reject any share purchase application for any reason.  Each Fund will not accept purchase orders made by telephone, unless they are from a Servicing Agent that has an agreement with the Fund.

Neither Fund will issue certificates evidencing shares purchased.  Each Fund will send investors a written confirmation for all purchases of shares.

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Each Fund offers the following retirement plans:

Traditional IRA
Roth IRA
Coverdell Education Savings Account
SEP-IRA
SIMPLE IRA

Fees for these accounts consist of an annual maintenance fee of $15 and $25 per withdrawal.  Please refer to the IRA disclosure booklet for fees unique to IRAs and Qualified Plan accounts.

Investors can obtain further information about the retirement plans by calling the Funds at 1-800-332-3133.  The Funds recommend that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through these plans.

Shares of the Funds have not been registered for sale outside of the United States.  The Perritt MicroCap Fund and the Ultra MicroCap Fund generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Redeeming Shares

Shareholders may redeem (sell) their shares at any time.  The redemption price you receive will be equal to the NAV next determined after the Funds’ transfer agent receives a request for redemption in good order.  The value of your shares on redemption may be more or less than their original cost.  A redemption fee of 2% of the amount of the redemption is generally applicable for shares held ninety (90) days or less.  Requests for redemption by telegram will not be honored.  Questions regarding the proper form of redemption requests should be directed to the transfer agent at 1-800-332-3133.

How to Redeem Fund Shares

Redeeming Shares In Writing:

1.	Prepare a letter of instruction containing:

•	The name of the Fund or Funds;
•	Account number(s);
•	The amount of money or number of shares being redeemed;
•	The names on the account;
•	Daytime telephone number; and
•
Additional information the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity.  Please contact the Funds’ Transfer Agent in advance at 1-800-332-3133, if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.	A signature guarantee is required to redeem shares in the following situations:

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•	The redemption request exceeds $10,000;
•	The redemption proceeds are payable or sent to any person, address or bank account not on record;
•	The redemption request is received within fifteen (15) business days of an address change; or
•	You are changing ownership on an account.

In addition to the situations described above, the Funds and/or the Funds’ Transfer Agent may require a signature guarantee in other instances based on the facts and circumstances relative to a particular situation.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Program and the Securities Transfer Agent Medallion Program (STAMP).  A notarized signature is not an acceptable signature guarantor.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, a signature verification from a Signature Validation Program ("SVP") member, or other acceptable form of authentication from a financial institution source. You can get a signature guarantee or SVP stamp from most banks, credit unions, federal savings and loan associations, or securities dealers, but not from a notary public.

4.
Redemption requests from shareholders in an IRA or defined contribution retirement plan must include instructions regarding federal income tax withholding.  Redemption requests will be subject to withholding unless the shareholder makes an election not to have federal income tax withheld.

5.	Send the letter containing redemption instructions to:

By First Class Mail

Perritt MicroCap Opportunities Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	or	Perritt Ultra MicroCap Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701

By Overnight or Express Mail

Perritt MicroCap Opportunities Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202-5207	or	Perritt Ultra MicroCap Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202-5207

Please do not mail letters by overnight delivery service to the Post Office Box address.

How to Redeem Fund Shares Through Telephone/Online Privileges

Unless you declined the telephone redemption option or have not set up the Internet redemption option on your account, you may redeem up to $10,000 per day by calling 1-800-332-3133 or visiting the Funds’ website at www.perrittmutualfunds.com.  Shares held by retirement plans may not be redeemed by telephone or online. You may elect to have telephone redemption proceeds sent by check to your address of record, by wire to your bank account of record, or funds may be sent via electronic funds transfer through the ACH network to your pre-determined bank account. Proceeds may be wired and are subject to a $15 fee paid by the investor. You do not incur any charge for proceeds sent via the ACH system and credit is usually available within 2-3 days.

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How to Redeem Fund Shares Through Servicing Agents

If your shares are held by a Servicing Agent (such as Charles Schwab & Co. Inc. or TD Ameritrade), you must redeem your shares through the Servicing Agent.  Contact the Servicing Agent for instructions on how to do so.

Redemption Price

•
The redemption price per share you receive for redemption requests is the next determined NAV after U.S. Bancorp Fund Services, LLC (“USBFS”) receives your written request in good order with all required information; or

•
If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern time will receive that day’s NAV, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern time will receive the next day’s NAV.

Payment of Redemption Proceeds

•
If you redeem shares by mail, USBFS will normally mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the written request in good order with all required information, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire.  An Electronic Funds Transfer generally takes two (2) to three (3) business days to reach the shareholder’s account whereas USBFS generally wires redemption proceeds on the business day following the calculation of the redemption price.  If any portion of the shares to be redeemed represents an investment made by check, a Fund may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected.  This may take up to twelve (12) calendar days from the purchase date.

•	If you redeem shares through a Servicing Agent, you will receive the redemption proceeds in accordance with the procedures established by the Servicing Agent.

Other Redemption Considerations

The Funds offer a Systematic Withdrawal Plan (“SWP”) whereby shareholders may request that a check drawn in a particular amount be sent to them each month, calendar quarter, or annually.  Payment can be made by sending a check to your address of record, or funds may be sent directly to your pre-determined bank account via the ACH network.  To establish a SWP, your account must have a value of at least $10,000, and the minimum withdrawal amount is $250.  For more information on a SWP please see the Funds’ SAI or contact the Funds’ transfer agent.

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When redeeming shares of the Funds, shareholders should consider the following:

•	The redemption may result in a taxable gain.

•
As permitted by the Investment Company Act of 1940, a Fund may delay the payment of redemption proceeds for up to seven (7) days in all cases.  In addition, the Funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances, as determined by the Securities and Exchange Commission.

•
If any portion of the shares to be redeemed represents an investment made by check, a Fund may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected.  This may take up to twelve (12) calendar days from the purchase date.

•	The transfer agent currently charges $15 for each wire redemption but does not charge a fee for Electronic Funds Transfers.

•
A Fund may pay redemption requests “in kind.”  This means that a Fund may pay redemption requests entirely or partially with liquid securities rather than cash.  Shareholders who receive a redemption “in kind” may incur costs upon the subsequent disposition of such securities.

Small Accounts

The Funds’ account owners share the high cost of maintaining accounts with low balances.  To reduce this cost, the Funds reserve the right to close your account when a redemption leaves your account with a balance below $500 for the MicroCap Fund or $1,000 for the Ultra MicroCap Fund.  The Funds will notify you in writing before your account is closed and you will have thirty (30) calendar days for the MicroCap Fund or sixty (60) calendar days for the Ultra MicroCap Fund to bring the balance up to the required level.

Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions of shares of the Funds may harm other shareholders by interfering with the efficient management of a Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of its shares.  Each Fund has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by shareholders of the Fund (collectively, the “market timing policy”).  The market timing policy does not apply to each Fund’s SWP.

In order to deter market timers and excessive trading, each Fund imposes a 2% redemption fee on the value of shares redeemed ninety (90) days or less after the date of purchase (any proceeds of the fee are paid to the Fund).  The redemption fee does not apply to shares acquired through the reinvestment of dividends and capital gains.  The Funds reserve the right to waive the redemption fee, subject to their sole discretion, in instances deemed by the Adviser not to be disadvantageous to a Fund or its shareholders and which do not indicate market timing strategies.  In addition to the redemption fee, each Fund may temporarily or permanently bar future purchases into that Fund by such investor or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which such investor may request future purchases and redemptions.

In calculating whether redemption of a Fund’s shares is subject to the redemption fee, a shareholder’s holdings will be viewed on a “first in/first out” basis.  This means that, in determining whether any fee is due, the shareholder will be deemed to have redeemed the shares he or she acquired earliest.  The fee will be calculated based on the current price of the shares as of the redemption date.

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Investors are subject to these policies whether they are a direct shareholder of a Fund or they invest in a Fund indirectly through a financial intermediary such as a broker-dealer, a bank, an investment adviser or an administrator or trustee of a tax-deferred retirement plan that maintains an “Omnibus Account” with a Fund for trading on behalf of its customers.

The ability of the Funds to apply their market timing policy to investors investing through financial intermediaries is dependent on the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary’s cooperation in implementing the policy.  Investors seeking to engage in excessive short-term trading practices may deploy a variety of strategies to avoid detection, and despite the efforts of the Funds to prevent excessive short-term trading, there is no assurance that the Funds or their agents will be able to identify those shareholders or curtail their trading practices.

If suspicious trading patterns are detected in an Omnibus Account, the relevant Fund will request information from the financial intermediary concerning trades placed in the Omnibus Account.  The Fund will use this information to monitor trading in the Fund and to attempt to identify shareholders in the Omnibus Account engaged in trading that is inconsistent with the market timing policy or otherwise not in the best interests of the Fund.  In considering an investor’s trading activity, the relevant Fund may consider, among other factors, the investor’s trading history, both directly and, if known, through intermediaries, in the Funds.  If a Fund detects such activity, then the Fund may request that the financial intermediary take action to prevent the particular investor or investors from engaging in frequent or short-term trading.  If inappropriate trading recurs, a Fund may refuse all future purchases from the Omnibus Account, including those of plan participants not involved in the inappropriate activity.

Household Delivery of Shareholder Documents

Only one Prospectus, Annual Report and Semi-Annual Report will be sent to shareholders who have the same address on record for their MicroCap Fund and Ultra MicroCap Fund accounts, unless you request multiple copies.  If you would like to receive separate copies, please call the Funds at 1-800-332-3133.  The Funds will begin sending your additional copies free of charge within thirty (30) days.  If your shares are held through a financial institution, please contact them directly.

Distributions and Taxes

Each Fund distributes substantially all of its net investment income and capital gains annually.  Distributions are generally made in December.  Each Fund will automatically reinvest on your behalf all dividends and distributions in additional shares of the Fund unless you have elected to receive dividends and distributions in cash.  You may make this election on the share purchase application or by writing to USBFS.

Each Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax.  These distributions may be taxed as ordinary income, capital gains, or as qualified dividends (which are eligible for capital gain rates depending on the length of time a Fund holds assets generating the qualified dividends and other criteria).  Dividends from net investment income and short-term capital gains, if any, will be taxed to shareholders as ordinary income.  Distributions of long-term capital gains are taxed as such, regardless of how long you own your shares of the Funds.  The tax status of distributions made to you, whether ordinary income, long-term capital gain or qualified dividends will be detailed in your annual tax statement that each Fund will send to you.

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If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in the shareholder’s account at the applicable Fund’s then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are sold. Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Funds have chosen average cost as their standing (default) tax lot identification method for all shareholders, which means this is the method the Funds will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time.  You may choose a method other than the Fund's standing method at the time of your purchase or upon the sale of covered shares.  The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the shares of the Fund. Shareholders should consult their own tax advisors to determine the tax consequences of owning Fund shares.

Anti-Money Laundering Program

USBFS, on behalf of the Funds, has established an Anti-Money Laundering Program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.  In order to ensure compliance with this law, the Funds are required to obtain the following information for all registered owners and all authorized individuals:

•	Full Name;

•	Date of Birth;

•	Social Security Number;

•	Permanent Street Address (P.O. Box only is not acceptable); and

•	Additional documentation for corporate accounts.

The Funds might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the transfer agent verify your identity.  Please note that your application will be returned if any information is missing.  If you require additional assistance when completing your application, please contact the transfer agent at 1-800-332-3133.

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Index Descriptions

The Russell 2000® Index is a popular measure of the stock performance of small companies.  It is comprised of the stocks of the 2,000 smallest companies in the Russell 3000® Index.  The Russell 3000® Index is comprised of the 3,000 largest U.S. companies based on market capitalization.  The index reflects no deductions for expenses or taxes.  A direct investment in an index is not possible.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1000 of the smallest securities in the small-cap Russell 2000® Index based on a combination of their market cap and current index membership and it includes the next 1,000 securities.  The index reflects no deductions for expenses or taxes.  A direct investment in an index is not possible.

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Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned, or lost, on an investment in the Funds (assuming reinvestment of all dividends and distributions).  The information for the years ended October 31, 2011, 2010 and 2009 was audited by Cohen Fund Audit Services, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Annual Report, which is available on request.  The information for the years ended October 31, 2008 and 2007 was audited by another independent registered public accounting firm.

Perritt MicroCap Opportunities Fund

For a Fund share outstanding throughout the period

For the Years Ended October 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$24.52	$19.83	$15.92	$34.24	$32.32
Income (loss) from investment operations:
Net investment loss2	(0.11)	(0.15)	(0.03)	(0.13)	(0.10)
Net realized and unrealized gain/(loss) on investments	(0.98)	4.84	3.94	(13.43)	5.06
Total from investment operations	(1.09)	4.69	3.91	(13.56)	4.96
Less dividends and distributions:
Distributions from net realized gains	—	—	—	(4.77)	(3.05)
Total dividends and distributions	—	—	—	(4.77)	(3.05)
Redemption fees2	—	3	—	3	—	3	0.01	0.01
Net asset value, end of period	$23.43	$24.52	$19.83	$15.92	$34.24
Total return1	(4.45%)	23.59%	24.56%	(45.32%)	16.64%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$337,975	$371,998	$315,865	$234,350	$569,856
Ratio of net expenses to average net assets:	1.22%	1.27%	1.42%	1.37%	1.27%
Ratio of net investment loss to average net assets:	(0.42%)	(0.67%)	(0.18%)	(0.56%)	(0.30%)
Portfolio turnover rate	25.4%	41.5%	25.4%	26.7%	28.5%

1	Total return reflects reinvested dividends but does not reflect the impact of taxes.
2	Net investment income (loss) and redemption fees per share have been calculated based on average shares outstanding during the period.
3	Amount is less then $0.01 per share.

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Perritt Ultra MicroCap Fund

For a Fund share outstanding throughout the period

For the Years Ended October 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.10	$8.14	$6.42	$16.45	$14.35
Income (loss) from investment operations:
Net investment loss2	(0.15)	(0.06)	(0.03)	(0.16)	(0.06)
Net realized and unrealized gain (loss) on investments4	(0.06)	3.02	1.75	(8.28)	2.90
Total from investment operations	(0.21)	2.96	1.72	(8.44)	2.84
Less dividends and distributions:
Distributions from net realized gains	—	—	—	(1.59)	(0.76)
Total dividends and distributions	—	—	—	(1.59)	(0.76)
Redemption fees2	0.01	—	3	—	3	—	3	0.02
Net asset value, end of period	$10.90	$11.10	$8.14	$6.42	$16.45
Total Return1	(1.80%)	36.36%	26.79%	(56.37%)	21.13%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$63,290	$96,532	$64,002	$40,794	$119,323
Ratio of net expenses to average net assets:	1.65%	1.72%	2.12%	1.87%	1.59%
Ratio of net investment loss to average net assets:	(1.11%)	(0.57%)	(0.07%)	(1.42%)	(0.41%)
Portfolio turnover rate	17.9%	29.0%	19.6%	13.2%	34.4%

1	Total return reflects reinvested dividends but does not reflect the impact of taxes.
2	Net investment (loss) and redemption fees per share have been calculated based on average shares outstanding during the period.
3	Amount is less than $0.01 per share.
4
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations, contained in the Annual Shareholder Report, due to share transactions for the period.

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Privacy Policy

The Funds collect the following nonpublic personal information about you:

•	Information the Funds receive from you on or in applications or other forms, including but not limited to, your name, address, phone number, and social security number; and

•
Information about your transactions with the Funds, their affiliates or others, including but not limited to, your account number and balance, parties to transactions, cost basis information and other financial information.

The Funds do not disclose any nonpublic personal information about their current or former shareholders to nonaffiliated third parties, except as permitted by law.   For example, the Funds are permitted by law to disclose all the information the Funds collect to their transfer agent to process your transactions.  Furthermore, the Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Funds maintain physical, electronic, and procedural safeguards through their transfer agent, U. S. Bancorp Fund Services, LLC, that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Not a part of the Prospectus

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For More Information

You can learn more about the Perritt MicroCap Opportunities Fund (the sole series of Perritt MicroCap Opportunities Fund, Inc.) and the Perritt Ultra MicroCap Fund (the sole series of Perritt Funds, Inc.) in the following documents:

Statement of Additional Information
Each Fund’s SAI contains more detailed information about the Fund.  The Funds have filed current SAIs with the Securities and Exchange Commission (“SEC”).  Each Fund’s SAI is incorporated by reference into this Prospectus.  This means that you should consider the contents of each SAI to be part of the Prospectus.

Annual and Semi-Annual Reports to Shareholders
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.

The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during the last fiscal year.

To request a free copy of the current SAI or annual and semi-annual reports, call the Funds, toll-free, at 1-800-332-3133 or 1-312-669-1650, or write to the Funds at 300 South Wacker Drive, Suite 2880, Chicago, Illinois 60606.  You may also obtain a copy of these documents free of charge from the Funds’ website at www.perrittmutualfunds.com.

Prospective investors and shareholders with questions about the Funds also may call the above number or write to the above address.

You can review and copy information about the Perritt MicroCap Opportunities Fund and the Perritt Ultra MicroCap Fund (including their SAIs) at the SEC’s Public Reference Room in Washington, D. C. (Please call 1-202-551-8090 for information on the operation of the Public Reference Room).  Reports and other information about the Funds are also available at the SEC’s Internet website at http://www.sec.gov, and copies of this information may be obtained (duplicating fee required) by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-1520

Perritt MicroCap Opportunities Fund, Inc.’s Investment Company Act File No. 811-05308
                                           Perritt Funds, Inc.’s Investment Company Act File No. 811-21556

[Insert Logo]

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STATEMENT OF ADDITIONAL INFORMATION Dated February 29, 2012 (as supplemented on April 30, 2012)

PERRITT Ultra MicroCap FUND
(Ticker Symbol: PREOX)

PERRITT FUNDS, INC.
300 South Wacker Drive
Suite 2880
Chicago, Illinois  60606
Toll Free: (800) 332-3133

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of Perritt Ultra MicoCap Fund dated February 29, 2012 and any supplement thereto.   A copy of the Prospectus may be obtained without charge from Perritt Funds, Inc. at the address and telephone number set forth above.   The SAI is being supplemented to reflect the fact that effective as of April 30, 2012 the Perritt Emerging Opportunities Fund has changed its name to Perritt Ultra MicroCap Fund.  The supplemented SAI does not modify or update the disclosures in the original SAI in any other way.

The following financial statements are incorporated by reference to the Annual Report, dated October 31, 2011, of Perritt Funds, Inc. (File No. 811-21556) for the Perritt Ultra MicroCap Fund as filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR on January 4, 2012:

Schedule of Investments
Statement of Assets and Liabilities
Statements of Changes in Net Assets
Financial Highlights
Statement of Operations
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm

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PERRITT FUNDS, INC.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus dated February 29, 2012 (as supplemented on April 30, 2012) and, if given or made, such information or representations may not be relied upon as having been authorized by Perritt Funds, Inc.

This SAI does not constitute an offer to sell securities.

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FUND HISTORY AND CLASSIFICATION

Perritt Funds, Inc. (the “Company”) is an open-end, management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).  The Company was organized as a Maryland corporation on March 22, 2004.  The Company currently has a single diversified portfolio: the Perritt Ultra MicroCap Fund (the “Fund”).  Prior to April 30, 2012, the Fund was known as the Perritt Emerging Opportunities Fund.

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term capital appreciation.  The Fund will, under normal circumstances, invest at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of United States companies with market capitalizations that are below $300 million at the time of initial purchase.  From time to time, the Fund may invest in other equity-type securities such as convertible bonds, preferred stocks and warrants to purchase common stock.  The Fund may invest in securities not listed on national or regional securities exchanges, but such securities typically will have an established over-the-counter market.  The Fund may, for temporary defensive purposes, invest more than 20% of its assets in money market securities, including U.S. government obligations, certificates of deposit, bankers’ acceptances, commercial paper or cash and cash equivalents.  Except for temporary defensive purposes, the Fund will retain cash and cash equivalents only in amounts deemed adequate for current needs and to permit the Fund to take advantage of investment opportunities.

INVESTMENT CONSIDERATIONS

Recent Regulatory Events

The U.S. government, the Federal Reserve, the Treasury, the SEC, the Commodity Futures Trading Commission (“CFTC”), the Federal Deposit Insurance Corporation and other U.S. governmental and regulatory bodies have recently taken, or are considering taking, actions in response to the economic events of the past few years.  These actions include, but are not limited to, the enactment by the United States Congress of the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law on July 21, 2010, which imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, as well as requiring new regulations by the SEC, the CFTC and other regulators.  The potential impact that such regulations could have on securities held by the Fund currently is unknown.  There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Fund.

Considerations Respecting the Fund’s Principal Investment Strategy

Because the Fund intends to invest to a substantial degree in common stocks of smaller companies which are, in the opinion of Perritt Capital Management, Inc., the Fund’s investment adviser (the “Adviser”), rapidly growing, an investment in the Fund is subject to greater risks than those of funds that invest in larger companies.

Investments in relatively small companies tend to be speculative and volatile.  Relatively small companies may lack depth in management on which to rely should loss of key personnel occur.  Relatively small companies also may be involved in the development or marketing of new products or services, the market for which may not have been established. Such companies could sustain significant losses when projected markets do not materialize.  Further, such companies may have, or may develop, only a regional market for products or services and may be adversely affected by purely local events. Moreover, such companies may be insignificant factors in their industries and may become subject to intense competition from larger companies.

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Equity securities of relatively small companies frequently will be traded only in the over-the-counter market or on regional stock exchanges and often will be closely held with only a small proportion of the outstanding securities held by the general public.  In view of such factors, the Fund may assume positions in securities with limited trading markets that are subject to wide price fluctuations.  Therefore, the current net asset value (“NAV”) of the Fund may fluctuate significantly.  Accordingly, the Fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such a program, nor should an investment in the Fund, by itself, be considered a balanced or complete investment program.

Considerations Respecting the Fund’s Non-Principal Investment Strategies

Illiquid Securities

The Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”).  The 15% limitation includes certain securities whose disposition would be subject to legal restrictions (“restricted securities”).  However, restricted securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), may be considered liquid.  Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act.  Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests.  However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Fund could adversely affect their marketability, causing the Fund to sell securities at unfavorable prices.  The Board of Directors of the Company has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations.  In determining the liquidity of a security, the Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for the security (including the institutional private resale markets); (ii) the terms of the security or other instrument allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date.  If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell.  Restricted securities for which there is no market will be priced at fair value as determined in good faith by the Board of Directors or by the Adviser pursuant to procedures set forth by the Board of Directors and reviewed by the Board of Directors.

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Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Preferred Stocks

The Fund may invest in preferred stocks. Preferred stock includes convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Short Sales

The Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities.  Short selling involves the sale of borrowed securities.  At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest which accrue during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.

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Until the Fund closes its short position or replaces the borrowed security, the Fund will:  (a) maintain cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position.

Borrowing

The Fund is authorized to borrow money from banks as a temporary measure for extraordinary or emergency purposes.  For example, the Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous.  As required by the 1940 Act, the Fund may only borrow from a bank and must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage within three (3) days (not including Saturdays, Sundays and holidays).  Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

Rights and Warrants

The Fund may purchase rights and warrants to purchase equity securities.  Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time.  They do not represent ownership of the securities, but only the right to buy them.  Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone.  The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities.  Rights and warrants involve the risk that the Fund could lose the purchase value of the right or warrant if the right or warrant is not exercised prior to its expiration.  They also involve the risk that the effective price paid for the right or warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

Money Market Instruments

The Fund may invest in cash and money market securities.  The Fund may do so to “cover” investment techniques (for example, when the Fund purchases or sells a stock index futures contract, the Fund may invest in cash and money market securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the stock index futures contract), when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities.  The money market securities in which the Fund invests include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

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The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor’s® Corporation or Prime-1 or Prime-2 by Moody’s Investors Services©, Inc.  Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

Repurchase Agreements

Under a repurchase agreement, the Fund may purchase a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one (1) day or a few days later.  The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period.  While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.  The Fund will enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of U.S. government securities.  The Adviser will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Fund.  In the event of a default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to pay.  However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price, the Fund would suffer a loss.  The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement.  Repurchase agreements usually are for short periods, such as one week or less, but may be longer.  It is the current policy of the Fund to treat repurchase agreements that do not mature within seven (7) days as illiquid for the purposes of its investment policies.

Registered Investment Companies

Any investment in a registered investment company involves investment risk. Additionally an investor could invest directly in the registered investment companies in which the Fund invests. By investing indirectly through the Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests. An investor may also indirectly bear expenses paid by registered investment companies in which the Fund invests related to the distribution of such registered investment company’s shares.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Adviser determines it appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

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Investment decisions by the investment advisers to the registered investment companies in which the Fund invests are made independently of the Fund and the Adviser. At any particular time, one registered investment company in which the Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which the Fund invests. As a result, the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Stock Index Futures Contracts and Options Thereon

The Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities.  A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract.  A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying stocks in the index is made.  It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.

The Fund may purchase put and call options on stock index futures contracts and write call options on stock index futures contracts.  When the Fund purchases a put or call option on a stock index futures contract, the Fund pays a premium for the right to sell or purchase the underlying stock index futures contract for a specified price upon exercise at any time during the options period.  By writing a call option on a stock index futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Fund the underlying stock index futures contract for a specified price upon exercise at any time during the option period.  The Fund may not invest more than 20% of its assets in stock index futures contracts.

Some futures and options strategies tend to hedge the Fund’s equity positions against price fluctuations, while other strategies tend to increase market exposure.  Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying stock index.  The extent of the Fund’s loss from an unhedged short position in stock index futures contracts or call options on stock index futures contracts is potentially unlimited.  The Fund may engage in related closing transactions with respect to options on stock index futures contracts.  The Fund will purchase or write options only on stock index futures contracts that are traded on a United States exchange or board of trade.

The Company has claimed an exclusion from the definition of the term “commodity pool operator” under Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission.  Thus, the Company is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

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When the Fund purchases or sells a stock index futures contract, the Fund “covers” its position.  To cover its position, the Fund may maintain with its custodian bank (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the stock index futures contract or otherwise cover its position.  If the Fund continues to engage in the described securities trading practices and so maintain cash or liquid securities, the maintained cash or liquid securities will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities.  Additionally, such maintained cash or liquid securities will assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may cover its long position in a stock index futures contract by purchasing a put option on the same stock index futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the stock index futures contract, or, if the strike price of the put is less than the price of the stock index futures contract, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the stock index futures contract.  The Fund may also cover its long position in a stock index futures contract by taking a short position in the instruments underlying the stock index futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the stock index futures contract.  The Fund may cover its short position in a stock index futures contract by taking a long position in the instruments underlying the stock index futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the stock index futures contract.

The Fund may cover its sale of a call option on a stock index futures contract by taking a long position in the underlying stock index futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying stock index futures contract is established at a price greater than the strike price of the written call, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the stock index futures contract.  The Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.

Although the Fund intends to purchase or sell stock index futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in stock index futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day.  Stock index futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.  If trading is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.  The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

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INVESTMENT RESTRICTIONS

In seeking to achieve its investment objectives, the Fund has adopted the following restrictions which are matters of fundamental policy and cannot be changed without approval by the holders of the lesser of:

(i)	67% of the Fund’s shares present or represented at a meeting of shareholders at which the holders of more than 50% of such shares are present or represented; or

(ii)	More than 50% of the outstanding shares of the Fund.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction other than with respect to the Fund’s borrowing of money.

The Fund may not:

1.  Purchase the securities of any issuer if such purchase would cause more than 5% of the value of the Fund’s total assets to be invested in securities of any one issuer (except securities of the United States government or any agency or instrumentality thereof), or more than 10% of the outstanding voting securities of any one issuer (except that up to 25% of the value of the Fund’s total assets may be invested without regard to these limitations).

2.  Borrow money to an extent or in a manner not permitted under the 1940 Act.

3.  Invest in real estate (although the Fund may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities, commodities contracts or interests in oil, gas and/or mineral exploration or development programs, except that the Fund may invest in financial futures contracts, options thereon, and other similar instruments.

4.  Act as an underwriter or distributor of securities other than shares of the Fund, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in the disposition of restricted securities.

5.  Invest in companies for the primary purpose of acquiring control or management thereof.

6.  Purchase securities on margin.  However, the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options, and the Fund may borrow money to the extent and in the manner permitted by the 1940 Act, as provided in Investment Restriction No. 2.

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7.  Sell securities short and sell (write) or purchase put and call options to an extent not permitted by the 1940 Act.

8.  Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except to secure its borrowings.

9.  Concentrate 25% or more of the value of its total assets (taken at market value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry.

10.  Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities and securities of a type normally acquired by institutional investors and except that the Fund may lend its portfolio securities.

11. Issue senior securities to an extent not permitted under the 1940 Act.  (As of the date of this Statement of Additional Information, the 1940 Act permits the Fund to borrow money from banks provided that it maintains asset coverage of at least 300%.)

The Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Company’s Board of Directors without shareholder approval.  If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction.  However, should a change in NAV or other external events cause the Fund’s investments in illiquid securities to exceed the limitation set forth below, the Fund will act to cause the aggregate amount of illiquid securities to come within such limit as soon as reasonably practicable.  Any changes in these non-fundamental investment restrictions made by the Board of Directors will be communicated to shareholders prior to their implementation.  The non-fundamental investment restrictions are as follows:

1.  The Fund will not invest more than 15% of the value of its net assets in illiquid securities.

2.  The Fund will not purchase the securities of other investment companies except:  (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission.  Subject to certain exemptions that may be available under the 1940 Act, no purchases described in (b) and (c) (except for purchases of money market funds) will be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Fund’s net assets would be invested in shares of registered investment companies.

3.  The Fund will normally invest 80% of the value of its net assets in common stocks of companies with market capitalizations that are below $300 million at the time of initial purchase.  If the Board of Directors of the Company approves a change to this non-fundamental policy for the Fund, the Fund will provide a sixty (60) day written notice to the shareholders before implementing the change of policy.  Any such notice will be provided in plain English in a separate written disclosure document containing the following prominent statement in bold-type:  “Important Notice Regarding Change in Investment Policy.”  If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

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The Fund’s investment objective (i.e., long-term capital appreciation) is a non-fundamental policy and may be changed by the Company’s Board of Directors without shareholder approval.  If the Board of Directors of the Company approves a change to the investment objective for the Fund, the Fund will provide a sixty (60) day written notice to the shareholders before implementing the change of investment objective.

PORTFOLIO TURNOVER

The portfolio turnover rate of the Fund may vary significantly from year to year, but as indicated in the Prospectus it is expected, though not assured, that that the annual portfolio turnover rate of the Fund will not typically exceed 100%.  During the last five fiscal years, the Fund’s annual portfolio turnover rate has averaged 22.8%.  A turnover rate of 100% or more would result in correspondingly greater brokerage commission expenses or other transaction expenses, which must be borne, directly or indirectly, by the Fund and ultimately by the Fund’s shareholders.  Payment of these transaction costs could reduce the Fund’s total return.  High portfolio turnover could also result in the payment by the Fund’s shareholders of increased taxes on realized gains.  The portfolio turnover rate of the Fund for the fiscal years ended October 31, 2011 and 2010, was 17.9% and 29.0%, respectively.

RETIREMENT PLANS

Shares of the Fund may be purchased in connection with many types of tax-deferred retirement plans.  Initial purchase payments in connection with tax-deferred retirement plans must be $250.  It is advisable for an individual considering the establishment of a retirement plan to consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.  Additional details about these plans, application forms and plan documents may be obtained by contacting the Fund.

OTHER SHAREHOLDER PLANS

Automatic Investment Plan

The Fund offers an Automatic Investment Plan (“AIP”), which may be established at any time.  By participating in the AIP, shareholders may automatically make purchases of shares of the Fund on a regular, convenient basis.  A shareholder may elect to make automatic deposits on any day of the month.  There is a $50 minimum for each automatic transaction.

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Under the AIP, shareholders’ banks or other financial institutions debit pre-authorized amounts drawn on their accounts each month and apply such amounts to the purchase of shares of the Fund.  The AIP can be implemented with any financial institution that is a member of the Automated Clearing House. No service fee is charged to shareholders for participating in the AIP.  An application to establish the AIP may be obtained from the Fund. The Fund reserves the right to suspend, modify or terminate the AIP without notice.

Dividend Reinvestment Plan

Unless a shareholder elects otherwise by written notice to the Fund, all income dividends and all capital gains distributions payable on shares of the Fund will be reinvested in additional shares of the Fund at the NAV in effect on the dividend or distribution payment date.  The Fund acts as the shareholder’s agent to reinvest dividends and distributions in additional shares and hold for his/her account the additional full and fractional shares so acquired.  A shareholder may at any time change his/her election as to whether to receive his/her dividends and distributions in cash or have them reinvested by giving written notice of such change of election to the Fund.  Such change of election applies to dividends and distributions, the record dates of which fall on or after the date that the Fund receives the written notice.

Systematic Withdrawal Plan

A shareholder who owns Fund shares worth at least $10,000 at the current NAV may, by completing an Application which may be obtained from the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, create a Systematic Withdrawal Plan (“SWP”) from which a fixed sum will be paid to the shareholder at regular intervals.  To establish the SWP, the shareholder appoints the Fund as the shareholder’s agent to effect redemptions of Fund shares held in the shareholder’s account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount from the account.

The minimum amount of a withdrawal payment is $250. These payments will be made out of the proceeds of periodic redemption of shares in the account at NAV. Redemptions will be made on the business day of each month selected by a shareholder or, if that day is a holiday, on the next business day.  Because a SWP may reduce, and eventually deplete, a shareholder’s account over time, it may be advisable to reinvest all income dividends and capital gains distributions payable by the Fund (please note that income dividends an capital gains distributions are reinvested unless a shareholder elects otherwise by written notice to the Fund).  The shareholder may purchase additional Fund shares in the shareholder’s account at any time.

Withdrawal payments cannot be considered to be yield or income on the shareholder’s investment, since portions of each payment will normally consist of a return of capital.  Depending on the size or the frequency of the disbursements requested and the fluctuation in the value of the Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder’s account.

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ANTI-MONEY LAUNDERING PROGRAM

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including checking to ensure that a customer does not appear on the Treasury’s Office of Foreign Asset Control “Specifically Designated Nationals and Blocked Persons” list, and a complete and thorough review of all new applications to open an account.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund’s shareholders.

Portfolio Holdings Disclosure Policies

The Fund is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis.  This schedule is filed with the Fund’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third quarters.  The portfolio holdings information provided in these reports is as of the end of the quarter in question.  Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Fund transmits its annual or semi-annual report to its shareholders.  Form N-Q must be filed with the SEC no later than sixty (60) calendar days after the end of the applicable quarter.  Additionally, the Fund will post its portfolio holdings on its website no later than thirty (30) calendar days after each calendar quarter end.

The service providers of the Fund which have contracted to provide services to the Fund including, for example, the Fund’s custodian, the Fund’s accountant and the Fund’s administrator, and which require portfolio holdings information in order to perform those services may receive the Fund’s holdings information prior to and more frequently than the public disclosure of such information (“non-standard disclosure”).  Non-standard disclosure of portfolio holdings information may also be provided to legal counsel, regulators such as the SEC or the Financial Industry Regulatory Authority (as requested), entities that provide a service to the Fund’s investment adviser (provided that the service is related to the investment advisory services that such investment adviser provides to the Fund), and to other third-parties when the Fund has a legitimate business purpose for doing so.  Specifically, the Fund’s disclosure of its portfolio holdings may include disclosure:

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•	to the Fund’s auditors for use in providing audit opinions;

•	to financial printers for the purpose of preparing the Fund’s regulatory filings;

•	for the purpose of due diligence regarding a merger or acquisition;

•	to a new adviser or sub-adviser prior to the commencement of its management of the Fund;

•	to rating agencies for use in developing a rating for the Fund;

•	to service providers, such as proxy voting services providers and portfolio-management database providers in connection with their providing services benefiting the Fund; and

•	for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders.

As permitted by the Fund’s written policies and procedures, the Fund’s Vice President and Treasurer, has determined that the Fund may provide its portfolio holdings to the rating and ranking organizations listed below on a quarterly basis:

Morningstar®, Inc.
Lipper, Inc.
Standard & Poor’s® Ratings Group
Bloomberg™, L.P.

In all instances of such non-standard disclosure, unless such party is a regulatory or other governmental entity, the receiving party will either be subject to a confidentiality agreement that restricts the use of such information to purposes specified in such agreement, or, by reason of the federal securities laws, will be (1) prohibited as an “insider” from trading on the information and (2) have a duty of trust and confidence to the Fund because the receiving party has a history and practice of sharing confidences such that the receiving party knows or reasonably should know that the Fund expects that the receiving party will maintain its confidentiality.

Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund’s portfolio holdings, the Fund will refer the third-party to the latest regulatory filing or the website.

It is the Fund’s policy that neither the Fund, its investment adviser, nor any other party shall accept any compensation or other consideration in connection with the disclosure of information about portfolio securities.

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Portfolio Holdings Disclosure Procedures

There may be instances where the interests of the Fund’s shareholders respecting the disclosure of information about portfolio securities may conflict or appear to conflict with the interests of the Fund’s investment adviser, any principal underwriter for the Fund or an affiliated person of the Fund (including such affiliated person’s investment adviser or principal underwriter).  In such situations, the conflict must be disclosed to the Board of Directors of the Fund, and the Board must be afforded the opportunity to determine whether or not to allow such disclosure.

The Board of Directors of the Fund will regularly review a list of recipients of non-standard disclosure of portfolio holdings information.

Only the Board of Directors of the Fund may waive these portfolio holdings disclosure policies and procedures.  Although the Fund cannot presently visualize that any proposed waivers would be given, the Fund does recognize that waivers may be granted in the event of unusual or unforeseen circumstances so long as the Fund’s Board of Directors makes a specific determination that the waiver is in the best interests of the Fund and its shareholders.  Only the Board of Directors may amend the Fund’s portfolio holdings disclosure policies and procedures.

Review of Portfolio Holdings Disclosure Policies and Procedures

The Board of Directors of the Fund will periodically review the Fund’s portfolio holdings disclosure policies and procedures and recommend such changes as the Board determines to be appropriate.

DIRECTORS AND OFFICERS

The Board of Directors is responsible for the overall management of the Fund.  This includes establishing the Fund’s policies, approval of all significant agreements between the Fund and persons or companies providing services to the Fund, and the general supervision and review of the Fund’s investment activities. As a Maryland corporation, the day-to-day operations of the Fund are delegated to the officers of the Fund, subject to the investment objectives and policies of the Fund and to general supervision by the Board.

Management Information

The name, age (as of the date of this SAI), address, principal occupations during the past five years, and other information with respect to each of the directors are set forth below, along with information for the officers of the Fund.  The information is provided as of the date of this SAI.  The Fund and the Perritt MicroCap Opportunities Fund, Inc., with its sole series the Perritt MicroCap Opportunities Fund (the “MicroCap Fund”), form a “Fund Complex,” as defined in the 1940 Act.

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Name, Address, and Age	Position(s) Held with Fund and Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Other Directorships Held by Director during the Past 5 Years

“Disinterested” Directors of the Fund

Dianne C. Click Age: 49 300 South Wacker Drive, Suite 2880 Chicago, IL 60606	Director Portfolios in Fund Complex Overseen: 2	Indefinite, until successor elected 15 years Perritt MicroCap Opportunities Fund 7 years Perritt Ultra MicroCap Fund
Ms. Click is a licensed Real Estate Broker in the State of Montana. She has been a partner and a principal owner of a real estate sales company, Bozeman Broker Group, since April 2004. She has been licensed in the state of Montana since 1995.
None

David S. Maglich Age: 54 300 South Wacker Drive, Suite 2880 Chicago, IL 60606	Director Portfolios in Fund Complex Overseen: 2	Indefinite, until successor elected 22 years Perritt MicroCap Opportunities Fund 7 years Perritt Ultra MicroCap Fund	Mr. Maglich is a Shareholder with the law firm of Fergeson, Skipper et. al. in Sarasota, Florida and has been employed with such firm since April 1989.	None

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Name, Address, and Age	Position(s) Held with Fund and Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Other Directorships Held by Director during the Past 5 Years

“Interested” Director of the Fund

Michael J. Corbett (1) Age: 46 300 South Wacker Drive, Suite 2880 Chicago, IL 60606	President Portfolios in Fund Complex Overseen: 2
One-year term as President

As director, indefinite, until successor elected

Director since October 5, 2010

12 years as President of Perritt MicroCap Opportunities Fund

7 years as President of Perritt
Ultra MicroCap Fund

Mr. Corbett has been President of the Perritt MicroCap Opportunities Fund since November 1999 and President of the Perritt Ultra MicroCap Fund since August 2004.  He has served as President of the Adviser since October 5, 2010, and previously served as Vice President of the Adviser from February 1997 until October 5, 2010.  Mr. Corbett began his tenure with Perritt Capital management in 1990 as a research analyst.  He assumed portfolio management responsibilities in 1996 and now serves as portfolio manager for both Funds.
None
(1)	Mr. Corbett is an interested person of the Fund based upon his position with the Adviser

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Name, Address, and Age	Position(s) Held with Fund and Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Other Directorships Held by Director during the Past 5 Years

Officers of the Fund Other Than Mr. Corbett

Gerald W. Perritt Age: 69 300 South Wacker Drive, Suite 2880 Chicago, IL 60606	Vice President	One-year term as Vice President 12 years as Vice President of Perritt MicroCap Opportunities Fund 7 years as Vice President of Perritt Ultra MicroCap Fund
Dr. Perritt was a director of the Perritt MicroCap Opportunities Fund and the Perritt Ultra MicroCap Fund from their inception until October 5, 2010.  He has been Vice President of the Perritt MicroCap Opportunities Fund since November 1999 and Vice President of the Perritt Ultra MicroCap Fund since August 2004.  He served as President of the Adviser from its inception in 1987 until October 5, 2010.
N/A

Mark Buh Age: 50 300 South Wacker Drive, Suite 2880 Chicago, IL 60606	Vice President and Treasurer	One-year term 1 year
Mr. Buh has been Vice President and Treasurer of the Funds and Chief Financial Officer of the Adviser since February 2012.  He has over 25 years of experience in corporate accounting, administration, tax analysis and strategic planning for growth and development.  He has a BS in accounting, an MBA from DePaul University, and is a CPA and CFA.
N/A

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Name, Address, and Age	Position(s) Held with Fund and Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Other Directorships Held by Director during the Past 5 Years

Officers of the Fund Other Than Mr. Corbett

Allison B. Hearst Age: 49 300 South Wacker Drive, Suite 2880 Chicago, IL 60606	Secretary	One-year term 2 years	Mrs. Hearst has 14 years of experience in the mutual fund industry, including a previous tenure at the Adviser beginning in 1990. Mrs. Hearst returned to the Adviser in 2007.	N/A

Lynn E. Burmeister Age: 52 300 South Wacker Drive, Suite 2880 Chicago, IL 60606	Vice President and Chief Compliance Officer	One-year term 2 years
Mrs. Burmeister has been the Chief Compliance Officer since May 1, 2010, and oversees all compliance matters for the funds and the advisor.   She also coordinates the administration of the Funds and is a liaison with the firm’s corporate counsel.  Mrs. Burmeister has worked in the financial industry since 1980.  Her previous experience includes work at Harris Associates, Gofen & Glossberg and Optimum Investments.
N/A

Qualification of Directors

Michael J. Corbett has been the president and a portfolio manager of the Fund since inception and the president and a portfolio manager of the MicroCap Fund for over ten years.  His experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by the Adviser and with the Fund’s portfolio, led to the conclusion that he should serve as a director.  Dianne C. Click’s experience as a partner and principal owner of a real estate sales company has provided her with a firm understanding of financial statements and the issues that confront businesses, enabling her to provide the Board of Directors valuable input and oversight.  As a partner in a law firm, David S. Maglich has extensive experience working with regulated industries, and a deep understanding of financial statements, making him a valuable source of information and insight.  Each of Ms. Click and Mr. Maglich takes a conservative and thoughtful approach to addressing issues facing the Fund.  These combinations of skills and attributes led to the conclusion that each of Ms. Click and Mr. Maglich should serve as a director.

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Board Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Fund.  The Board has engaged the Adviser to manage the Fund and is responsible for overseeing the Adviser and other service providers to the Fund in accordance with the provisions of the 1940 Act and other applicable laws.

The Board does not have a Chairman of the Board.  As President of the Fund, Mr. Corbett is the presiding officer at all meetings of the Board.  The Board does not have a lead independent director.  The Fund has determined that its leadership structure is appropriate because it has been in place for many years and during that time the Fund has delivered positive returns for its investors.

Board Oversight of Risk

Through the Board’s direct oversight role and the officers and service providers of the Fund, the Board performs a risk oversight function for the Fund.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund’s principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund, the Adviser or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals.  As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board Committees

The Company’s Board of Directors has no committees.

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Compensation

The Fund’s standard method of compensating the non-interested Directors is to pay each such Director an annual retainer of $12,000, plus $3,000 for each face-to-face meeting of the Board of Directors that the Director attends, $1,000 for each telephonic meeting of the Board of Directors that the Director attends and $500 for each meeting with the Chief Compliance Officer that the Director attends.  Under normal circumstances, the compensation for each of the non-interested Directors will amount to $22,000 from the Fund annually based on two face-to-face meetings, two telephonic meetings, and four meetings with the Chief Compliance Officer.  The Fund also reimburses such Directors for their reasonable travel expenses incurred in attending meetings of the Board of Directors. The Fund does not provide pension or retirement benefits to its Directors. The table below sets forth the compensation paid by the Fund to each of the directors of the Fund during the fiscal year ended October 31, 2011:

COMPENSATION TABLE

Name of Person	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex(1) Paid to Directors

Disinterested Persons of the Fund

Dianne C. Click	$22,000	$0	$0	$44,000

David S. Maglich	$22,000	$0	$0	$44,000

Interested Person of the Funds

Michael J. Corbett	$0	$0	$0	$0
(1)	The term “Fund Complex” applies to the Fund and the MicroCap Fund.

Code of Ethics

The Fund and the Adviser have each adopted a Code of Ethics.  Each Code of Ethics permits personnel subject to the Code to invest in securities, including securities held by the Fund, subject to certain restrictions.  The Code generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

Proxy Voting Policy

The Fund has adopted a Proxy Voting Policy (the “Proxy Voting Policy”) that sets forth its proxy voting policies and related procedures.  When the Fund votes proxies relating to securities that it owns, the Fund generally follows the so-called “Wall Street Rule” (i.e., it votes as management recommends or instructs the Adviser to sell the stock prior to the meeting).  The Fund believes that following the “Wall Street Rule” is consistent with the economic best interests of its shareholders.

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There may be instances where the interests of the Adviser, employees of which are officers of the Fund and vote proxies for the Fund, may conflict or appear to conflict with the interests of the Fund.  In such situations the Fund officers will, consistent with their duty of loyalty, vote the securities in accordance with the Fund’s pre-determined voting policy, the “Wall Street Rule,” but only after disclosing any such conflict to the Company’s Board of Directors prior to voting and affording the Board of Directors the opportunity to direct the officers in the voting of such securities.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-332-3133 and on the SEC’s website at http://www.sec.gov.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

Set forth below are the names and addresses of all holders of the Fund’s shares who as of January 31, 2012 owned more than 5% of the then outstanding shares.  These holders are referred to as principal shareholders.  As a group, all of the officers and directors of the Fund (seven persons in total) owned less than 1% of the Fund’s outstanding shares as of January 31, 2012.

Name and Address	% Ownership	Record or Beneficial Holder
National Financial Services, LLC For the benefit of its customers One World Financial Center 200 Liberty Street New York, NY 10281-1003	46.83%	Record
Charles Schwab & Co., Inc. For the benefit of its customers 101 Montgomery St. San Francisco, CA 94104-4151	30.76%	Record

No person is deemed to “control” the Fund, as that term is defined in the 1940 Act, because the Fund does not know of any person who owns beneficially or through controlled companies more than 25% of the Fund’s shares or who acknowledges the existence of control.  The Fund does not control any person.

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The following table sets forth the dollar range of shares of the Fund and the MicroCap Fund beneficially owned by each director of the Fund as of December 31, 2011:

Name of Director	Dollar Range of Shares of the Fund	Dollar Range of Shares of the MicroCap Fund	Aggregate Dollar Range of Shares in All Funds Overseen by Director in Family of Investment Companies(1)

Disinterested Persons

Dianne C. Click	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000

David S. Maglich	$1 - $10,000	$10,001 - $50,000	$10,001 - $50,000

Interested Persons

Michael J. Corbett	Over $100,000	Over $100,000	Over $100,000
(1)	The “Family of Investment Companies” includes the Fund and the Microcap Fund.

INVESTMENT ADVISER

Perritt Capital Management, Inc., 300 South Wacker Drive, Suite 2880, Chicago, Illinois, currently serves as investment adviser to the Fund pursuant to an investment advisory agreement dated October 5, 2010 (the “Advisory Agreement”).  The Adviser is a wholly owned subsidiary of IIS.  Michael J. Corbett, President of the Adviser, owns a majority of the outstanding common stock of IIS and controls both IIS and the Adviser.

None of the directors who are Disinterested Persons, or any members of their immediate family, own shares of the Adviser or companies controlled by or under common control with the Adviser.

Under the terms of the Advisory Agreement, the Adviser manages the Fund’s investments subject to the supervision of the Company’s Board of Directors.  The Adviser is responsible for investment decisions and supplies investment research and portfolio management. Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Fund and maintaining its organization, will pay the salaries and fees of all officers and directors of the Fund (except the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Fund.  For the foregoing, the Fund will pay the Adviser an annual investment advisory fee equal to 1.25% of its average net assets less than or equal to $100 million; 1.00% with respect to average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to average net assets in excess of $200 million.

The Fund will pay all of its expenses not assumed by the Adviser including, but not limited to, the professional costs of preparing and the cost of printing its registration statements required under the Securities Act and the 1940 Act and any amendments thereto, the expenses of registering its shares with the SEC and in the various states, the printing and distribution cost of prospectuses for existing shareholders, the cost of director and officer liability insurance, fidelity bond insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions.  The Fund will also pay salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Fund assets, expenses of calculating the NAV and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

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The Adviser has undertaken to reimburse the Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the investment advisory fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average NAV of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive  percentage provided by the state laws of the various states in which the Fund’s common stock is qualified for sale.  As of the date of this SAI, no such state law provision was applicable to the Fund.  Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Fund by reduction of the Adviser’s fee, subject to later adjustment month by month for the remainder of the Fund’s fiscal year.  The Adviser may from time to time, at its sole discretion, reimburse the Fund for expenses incurred in addition to the reimbursement of expenses in excess of applicable limitations.

The table below shows the amount of advisory fees paid by the Fund and the amount of fees recouped by the Adviser for the fiscal years shown:

	Advisory Fees Incurred	Waived Fees and/or Reimbursed expenses by Adviser	Recouped Fees and Expenses	Net Fees paid to the Adviser
Year Ended October 31, 2011	$1,142,164	$0	$0	$1,142,164
Year Ended October 31, 2010	$965,590	$0	$0	$965,590
Year Ended October 31, 2009	$554,040	$0	$0	$554,040

The Advisory Agreement continues in effect for as long as its continuance is specifically approved at least annually, by (i) the Board of Directors of the Company, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Company or by vote of a majority of the Fund’s shareholders, on a sixty (60) day written notice to the Adviser, and by the Adviser on the same notice to the Company, and that it shall be automatically terminated if it is assigned.

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PORTFOLIO MANAGER

The adviser to the Fund is Perritt Capital Management, Inc.  Michael Corbett serves as portfolio manager of the Fund.  In addition to the Fund, Mr. Corbett, together with his team of investment professionals, is responsible for the day-to-day management of accounts other than the Fund.  Information regarding the other accounts managed by the Fund’s portfolio manager, including the number of accounts, the total assets in those accounts and the categorization of the accounts as of October 31, 2011 is set forth in the following table.

Other Accounts	Total Number of Accounts	Total Assets	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	1	$338 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	156	$91 million	0	$0

Perritt Capital Management has not identified any material conflicts between the Fund and other accounts managed by Michael Corbett.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts.  The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts.  Perritt Capital Management’s fees for the services it provides to other accounts vary and may be higher or lower than the advisory fees it receives from the Fund.  This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.

The portfolio manager’s compensation consists of a fixed salary and bonus.  The fixed salary is reviewed periodically by Mr. Corbett as the sole member of the Board of Directors of the Adviser, and may be increased based on the consideration of various factors including, but not limited to, the portfolio manager’s experience, overall performance (including how well the Fund and the other accounts perform generally under the management of the portfolio manager), and management responsibilities with the Adviser.  The portfolio manager’s fixed salary is not based on the Fund or the other accounts achieving certain performance targets or certain asset values in their portfolios.  When the Adviser’s Board of Directors considers the overall performance of the portfolio manager in managing the Fund and the other accounts, it uses the same methods for determining their performance with respect to the Fund and the other accounts.  Along with all other employees of the Adviser, the portfolio manger is eligible to receive a discretionary contribution from the Adviser to his IRA account.  These contributions range from 0% to 20% of their salary based on the Adviser’s profitability.  The portfolio manager is also eligible to receive a bonus based on the pre-tax investment performance of the Fund measured against the performance of the Russell Microcap® Index over rolling one, three and five calendar year periods.  For each such period that the performance of the Fund outperforms the index, the portfolio manager receives a bonus equal to a percentage of the portfolio manager’s fixed salary. The percentage is determined by the Adviser in its discretion.

The dollar range of Fund shares beneficially owned by the portfolio manager as of October 31, 2011 is $100,001-$500,000.

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ALLOCATION OF PORTFOLIO BROKERAGE

Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Company’s Board of Directors.  In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of custodial, brokerage, soft dollar and research services provided, as described in this and the following paragraph.  In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations.  Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s financial strength and stability.  Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price.  In some instances, better prices may be available from non-principal market makers who are paid commissions directly.  While some brokers with whom the Fund effects portfolio transactions may recommend the purchase of the Fund’s shares, the Fund may not allocate portfolio brokerage on the basis of recommendations to purchase shares of the Fund.

In allocating brokerage business for the Fund, the Adviser may take into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation.  While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser’s own efforts in the performance of its duties under the Advisory Agreement.  Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction.  Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker that provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if (a) the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement and (c) in the opinion of the Adviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment advisory fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Adviser’s receipt of research services.

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The Adviser places portfolio transactions for other advisory accounts.  Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund.  In the opinion of the Adviser, it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by the Adviser.  Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary.  However, in the opinion of the Adviser, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund.  In making such allocations between the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

For the fiscal years ended October 31, 2011, 2010, and 2009, the Fund paid brokerage commissions in the amounts of $342,503, $293,507, and $163,486, respectively.  Of the brokerage commissions paid by the Fund in the fiscal year ended October 31, 2011, all of the brokerage commissions were paid to the brokers who provided research services to the Adviser other than brokerage commissions of $152,222 on transactions having a total value of $26,781,330.  The Fund did not hold securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents as of October 31, 2011.

ALLOCATION OF INVESTMENT OPPORTUNITIES

Although the Fund and the MicroCap Fund (each a “Fund” for purposes of this discussion, and, collectively, the “Funds”) have differing investment objectives (the MicroCap Fund generally invests in larger capitalization companies than the Fund), there will be times when certain securities will be eligible for purchase by both Funds or will be contained in the portfolios of both Funds. Although securities of a particular company may be eligible for purchase by both Funds, the Adviser may determine at any particular time to purchase a security for one Fund, but not the other, based on each Fund’s investment objective and in a manner that is consistent with the Adviser’s fiduciary duties under federal and state law to act in the best interests of each Fund.

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There may also be times when a given investment opportunity is appropriate for some or all of the Adviser’s other client accounts. It is the policy and practice of the Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients, including the Funds, over a period of time on a fair and equitable basis.

It is the Adviser’s policy to aggregate the transactions of its large institutional clients (“block trades”), including the Funds, when it believes this will result in the best execution at the most favorable price. When securities are being purchased and/or sold by the Adviser’s large institutional clients, including the Funds, the Adviser will attempt to allocate block trades on a pro rata basis based on the dollar amount available for investing by the client accounts and each client account’s proportionate share of that amount. Each large institutional client, including the Funds, that participates in a block trade will participate at the average share price for all of the Adviser’s transactions in that security on that business day, entered into on behalf of the same group of client accounts.

It is the Adviser’s general policy not to purchase a security in one Fund while simultaneously selling it in the other. However, there may be circumstances outside of the Adviser’s control that require the purchase of a security in one portfolio and a sale in the other. For example, when one Fund experiences substantial cash inflows while the other experiences substantial cash outflows the Adviser may be required to buy securities to maintain a fully invested position in one Fund while selling securities in the other Fund to meet shareholder redemptions. In such circumstances, either Fund may acquire assets from the other Fund that are otherwise qualified investments for the acquiring Fund, so long as neither Fund bears any markup or spread, and no commission, fee or other remuneration is paid in connection with the acquisition, and the acquisition complies with Section 17(a) of the 1940 Act and Rule 17a-7 thereunder. If the purchase and sale are not effected pursuant to Rule 17a-7, then the purchase and/or sale of a security common to both portfolios may result in a higher price being paid by the Fund in the case of a purchase than would otherwise have been paid, or a lower price being received by the Fund in the case of a sale than would otherwise have been received, as a result of the MicroCap Fund’s transactions affecting the market for such security. In any event, management of the Fund believes that under normal circumstances such events will have a minimal impact on the Fund’s per share NAV and its subsequent long-term investment return.

REDEMPTION FEE

The Fund imposes a 2% redemption fee on the value of shares redeemed ninety (90) days or less after the date of purchase.  The redemption fee will not apply to shares redeemed through the SWP, nor does it apply to shares acquired through the reinvestment of dividends and capital gains.  The Fund reserves the right to waive the redemption fee, subject to its sole discretion, in instances deemed by the Adviser not to be disadvantageous to the Fund or its shareholders and which do not indicate market timing strategies.  The redemption fee is part of the Fund’s market timing policy and is designed to deter market timers and excessive trading.  Any proceeds of the fee will be paid to the Fund.

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In calculating whether a redemption of Fund shares is subject to a redemption fee, a shareholder’s holdings will be viewed on a “first in/first out” basis.  This means that, in determining whether any fee is due, the shareholder will be deemed to have redeemed the shares he or she acquired earliest.  The fee will be calculated based on the current price of the shares as of the redemption date.

Pursuant to Rule 22c-2 under the 1940 Act and shareholder information agreements with financial intermediaries, the Fund has the ability to request information from financial intermediaries concerning trades placed in an omnibus or other multi-investor account (“Omnibus Account”), in order to attempt to monitor trades that are placed by the underlying shareholders of the Omnibus Account.  The ability of the Fund to apply its market timing policy to investors investing through financial intermediaries is dependent on the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary’s cooperation in implementing the policy.  Investors seeking to engage in excessive short-term trading practices may deploy a variety of strategies to avoid detection, and despite the efforts of the Fund to prevent excessive short-term trading, there is no assurance that the Fund or its agents will be able to identify those shareholders or curtail their trading practices.  The ability of the Fund and its agents to detect and limit excessive short-term trading also may be restricted by operational systems and technological limitations.

If suspicious trading patterns are detected in an Omnibus Account, the Fund will request information from the financial intermediary concerning trades placed in the Omnibus Account.  The Fund will use this information to monitor trading in the Fund and to attempt to identify shareholders in the Omnibus Account engaged in trading that is inconsistent with the market timing policy or otherwise not in the best interests of the Fund.  If the Fund detects such activity then the Fund may request that the financial intermediary take action to prevent the particular investor or investors from engaging in frequent or short-term trading.  The Fund generally will communicate with the financial intermediary and request that the financial intermediary take action to cause the inappropriate trading by that participant or participants to cease.  If inappropriate trading recurs, the Fund may refuse all future purchases from the Omnibus Account, including those of plan participants not involved in the inappropriate activity.

THE ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin  53202, an affiliate of U.S. Bank, N.A., serves as administrator and fund accountant to the Fund, subject to the overall supervision of the Company’s Board of Directors.  Pursuant to a Fund Administration Servicing Agreement (the “Administration Agreement”), USBFS provides certain administrative services to the Fund.  USBFS services include, but are not limited to, the following: acting as a liaison among the Fund’s service providers; coordinating the Company’s Board of Directors communications; maintaining and managing a regulatory compliance calendar; preparing and filing appropriate state securities law filings; maintaining state registrations; preparing and filing annual and semiannual reports on Forms N-CSR,  N-Q and N-SAR; preparing financial reports for officers, shareholders, tax authorities and independent registered public accountants; monitoring expense accruals; and preparing monthly financial statements.

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For its services as administrator during the fiscal years ended October 31, 2011, 2010, and 2009, the Fund paid USBFS $37,559, $31,372, and $20,129, respectively, pursuant to the Administration Agreement.

The Administration Agreement provides that USBFS shall not be liable to the Fund or its shareholders for anything other than bad faith, negligence or willful misconduct of its obligations or duties.  The Administration Agreement does not prohibit USBFS from engaging in other businesses whether of a similar or dissimilar nature or rendering services to others.

USBFS has entered into a fund accounting services agreement with the Fund pursuant to which it acts as fund accountant.  As fund accountant, USBFS maintains and keeps current the books, accounts, journals and other records of original entry relating to the business of the Fund and calculates the Fund’s NAV on a daily basis. USBFS also acts as the Fund’s transfer agent and dividend disbursing agent.  As transfer agent, USBFS keeps records of shareholder accounts and transactions.

CUSTODIAN

U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212, an affiliate of USBFS, acts as custodian for the Fund pursuant to a custody agreement.  As such, U.S. Bank, N.A. holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund.  U.S. Bank, N.A. does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

DISTRIBUTOR

The Fund and the Adviser entered into a Distribution Agreement with Quasar Distributors, LLC (“Quasar”), an affiliate of USBFS, pursuant to which Quasar serves as principal underwriter for the Fund.  Its principal business address is 615 East Michigan Street, Milwaukee, WI  53202.  Quasar sells the Fund’s shares on a best efforts basis.  Shares of the Fund are offered continuously.  Pursuant to the terms of the Distribution Agreement, the Adviser compensates Quasar for the services that Quasar provides to the Fund under the Agreement.  The Fund did not pay any underwriting commissions to Quasar during the fiscal year ended October 31, 2011.

DETERMINATION OF NET ASSET VALUE

The NAV of the Fund is determined as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading.  The Fund does not determine NAV on days the NYSE is closed and at other times described in the Prospectus.  The NYSE is closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Additionally, if any of the aforementioned holidays falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.  If any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday.  The NYSE also may be closed on national days of mourning.

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The NAV per share is calculated by adding the value of all securities, cash or other assets, subtracting liabilities, and dividing the remainder by the number of shares outstanding.  Each security traded on a national stock exchange (other than on The NASDAQ OMX Group, Inc. (NASDAQ®)) is valued at its last sale price on that exchange on the day of valuation.  Each security traded on NASDAQ® is valued at the NASDAQ® Official Closing Price.  If there are no sales on the applicable stock exchange on the day in question, then a security is valued at the mean between the then current closing bid and asked prices, unless the spread between the bid and ask is so large that the Adviser believes using the mean would overstate the value of the security, in which case in which case the security will be “fair valued” as described below.  OTC Bulletin Board securities are valued at the mean of the latest bid and ask prices unless the spread between the bid and ask is so large that the Adviser believes using the mean would overstate the value of the security, in which case the security will be “fair valued” as described below.

When market quotations are not readily available or are deemed unreliable, the Adviser values securities and other assets by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Company’s Board of Directors.  Demand notes, commercial paper, U. S. Treasury Bills and warrants are valued at amortized cost, which approximates fair value.  The Fund values money market instruments that it holds with remaining maturities of less than sixty (60) days at their amortized cost.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to:  (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended; and (d) fixed income securities that have gone into default and for which there is not a current market value quotation.  Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the NYSE, the Fund may value the security at its fair value.  Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

TAXES

The Fund annually will endeavor to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended.  The Fund has so qualified in each of its prior fiscal years.  If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes.  As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations.  Shareholders of the Fund would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities.  Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

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Dividends from the Fund’s net investment income and distributions from the Fund’s net realized short-term capital gains are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to qualified dividend income), whether received in cash or in additional Fund shares.  The 70% dividends-received deduction for corporations will apply to dividends from the Fund’s net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the Fund’s net investment company taxable distributions.

Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share NAV of such shares by the amount of the dividend or distribution.  Furthermore, if the NAV of the Fund shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to the shareholder.

The Fund may be required to withhold Federal income tax at the current rate of 28% (“backup withholding”) from dividend payments and redemption proceeds if a shareholder fails to furnish the Fund with the shareholder’s social security or other tax identification number and certify under penalty of perjury that such number is correct and that the shareholder is not subject to backup withholding due to the underreporting of income.  The certification form is included as part of the share purchase application and should be completed when the account is opened.

At October 31, 2011, the Fund had capital losses which may be carried forward to offset future capital gains as shown below:

Date of Expiration	Amount
October 31, 2017	$2,068,965

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the RIC Modernization Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

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Beginning with the 2012 calendar year, in addition to reporting gross proceeds from redemptions, exchanges or other sales of mutual fund shares, federal law requires mutual funds, such as the Fund, to report to the IRS and shareholders the “cost basis” of shares acquired by shareholders on or after January 1, 2012 (“covered shares”) that are redeemed, exchanged or otherwise sold on or after such date. These requirements generally do not apply to investments through a tax−deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these new rules.

Please note that if a shareholder is a C corporation, unless the shareholder has previously notified the Fund in writing that it is a C corporation, the shareholder must complete a new Form W−9 exemption certificate informing the Fund of such C corporation status or the Fund will be obligated to presume that the shareholder is an S corporation and to report the cost basis of covered shares that are redeemed, exchanged or otherwise sold after January 1, 2012 to the IRS and to the shareholder pursuant to these rules. Also, if a shareholder holds Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.

If a shareholder holds Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS−approved alternative methods. A shareholder should contact the Fund to make, revoke or change the shareholder’s election. If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost basis method as its default method for determining the shareholder’s cost basis.

Shareholders should note that they will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of Fund shares that were purchased prior to January 1, 2012 that are subsequently redeemed, exchanged or sold. Shareholders are encouraged to consult with their tax advisors regarding the application of the new cost basis reporting rules to them and, in particular, which cost basis calculation method they should elect. In addition, because the Fund is not required to, and in many cases does not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax return.

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effects of such laws on an investor.  Investors are urged to consult their own tax advisers for a complete review of the tax ramifications of an investment in the Fund.

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SHAREHOLDER MEETINGS

The Maryland Business Corporation Law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act.  The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted upon by the shareholders under the 1940 Act.

The Company’s Bylaws also contain procedures for the removal of directors by its shareholders.  At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director.  Whenever ten (10) or more shareholders of record who have been such for at least six (6) months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least Twenty-Five Thousand Dollars ($25,000) or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five (5) business days after such application either:  (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Company; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five (5) business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.  If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

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CAPITAL STOCK

The Company’s Articles of Incorporation permit the Board of Directors to issue One Billion (1,000,000,000) shares of common stock.  The Board of Directors has the power to designate one or more classes (“series”) of shares of common stock and to classify or reclassify any unissued shares with respect to such series.  Currently the shares of the Fund are the only class of shares being offered by the Company.  Shareholders are entitled:  (i) to one vote per full share; (ii) to such distributions as may be declared by the Company’s Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution.  There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors.  Consequently the holders of more than fifty percent (50%) of the shares of the Fund voting for the election of directors can elect the entire Board of Directors and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

The shares are redeemable and are transferable.  All shares issued and sold by the Fund will be fully paid and nonassessable.  Fractional shares entitle the holder to the same rights as whole shares.  The Fund will not issue certificates evidencing shares.  Instead the shareholder’s account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption.  Written confirmations are issued for all purchases of shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Inc., the Fund’s independent registered public accounting firm, audited the Fund’s financial statements for the fiscal year ended October 31, 2011.

DESCRIPTION OF SECURITIES RATINGS

The Fund may invest in commercial paper and commercial paper master notes assigned ratings of A-1 or A-2 by Standard & Poor’s Corporation (“Standard & Poor’s”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”).  A brief description of the ratings symbols and their meanings follows:

Standard & Poor’s Commercial Paper Ratings.  A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  The categories rated A-3 or higher are as follows:

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A-1.           This highest category indicates that the degree of safety regarding timely payment is strong.  Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2.           Capacity for timely payment on issues with this designation is satisfactory.  However the relative degree of safety is not as high as for issuers designed “A-1.”

A-3.           Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

Moody’s Short-Term Debt Ratings.  Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.  Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1.  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2.  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3.  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

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